SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2002

                                      EQCC

                                  (Depositor)

    (Issuer in respect of EQCC Trust 2002-1, EQCC Asset Backed Certificates)

                (Exact name of registrant as specified in charter)

North Carolina                33-66152                      59-3170055
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



10401 Deerwood Park Blvd, Jacksonville, FL                  32256
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 907-987-5000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      EQCC
                               EQCC Trust 2002-1
                         EQCC Asset Backed Certificates

On May 25, 2002, The Bank of New York, as Trustee for EQCC, EQCC Trust 2002-1 EQCC Asset Backed Certificates, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2002, among EQCC as Depositor, EQCC Receivables Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of EQCC, EQCC Trust 2002-1 EQCC Asset Backed Certificates relating to the distribution date of May 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2002


                                      EQCC


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2002



                             Payment Date: 05/25/02


          ------------------------------------------------------------
                          EQCC Receivables Corporation
               EQCC Trust 2002-1, EQCC Asset Backed Certificates
                                 Series 2002-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1      3,367,763,909.00    2.150000%   142,362,518.20  6,637,301.37  148,999,819.57       0.00       0.00
                        A1I     3,367,763,909.00    0.679400%             0.00  2,097,387.23    2,097,387.23       0.00       0.00
                        A2      2,578,000,739.00    2.150000%   109,415,502.90  5,080,809.79  114,496,312.69       0.00       0.00
                        A2I     2,578,000,739.00    0.679400%             0.00  1,605,535.89    1,605,535.89       0.00       0.00
                        N                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -      5,945,764,648.00     -          251,778,021.10 15,421,034.29  267,199,055.39     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1      3,225,401,391.00            0.00
                                A1I     3,225,401,391.00            0.00
                                A2      2,468,585,236.00            0.00
                                A2I     2,468,585,236.00            0.00
                                N                   0.00            0.00
Residual                        R                   0.00            0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -      5,693,986,627.00   -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/02


          ------------------------------------------------------------
                          EQCC Receivables Corporation
               EQCC Trust 2002-1, EQCC Asset Backed Certificates
                                 Series 2002-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    3,367,763,909.00     2.150000% 29439PAA2    40.399809      1.883541    915.308335
                           A1I   3,367,763,909.00     0.679400% 29439PAC8     0.000000      0.595199    915.308335
                           A2    2,578,000,739.00     2.150000% 29439PAB0    40.928670      1.900561    923.414937
                           A2I   2,578,000,739.00     0.679400% 29439PAD6     0.000000      0.600577    923.414937
                           N                 0.00     0.000000%               0.000000      0.000000      0.000000
Residual                   R                 0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     5,945,764,648.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                          EQCC Receivables Corporation
               EQCC Trust 2002-1, EQCC Asset Backed Certificates
                                 Series 2002-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                                                   Total
                                                                   -----
Prin balance     3,225,401,391.14   2,468,585,236.26    5,693,986,627.41
Loan count                  30024              23930               53954
Avg loan rate           0.000000%          0.000000%                0.00
Prepay amount                0.00               0.00                0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                                                   Total
                                                                   -----
Master serv fees             0.00               0.00                0.00
Sub servicer fees            0.00               0.00                0.00
Trustee fees             1,852.27           1,417.90            3,270.17


Agg advances                  N/A                N/A                 N/A
Adv this period              0.00               0.00                0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                                   Total
                                                                   -----
Realized losses              0.00               0.00                0.00
Cumulative losses            0.00               0.00                0.00

Coverage Amounts                                                   Total
----------------                                                   -----
Bankruptcy                   0.00               0.00                0.00
Fraud                        0.00               0.00                0.00
Special Hazard               0.00               0.00                0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          5,945,764,648.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                        2877               282,300,519.38
60 to 89 days                        1257               127,720,839.90
90 or more                           2276               236,874,173.73
Foreclosure                          1984               215,934,246.96

Totals:                              8394               862,829,779.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              1,060,483.37
Current Total Outstanding Number of Loans:                                14

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount          267,199,055.39        267,199,055.39
Principal remittance amount          251,778,021.10        251,778,021.10
Interest remittance amount            15,421,034.29         15,421,034.29